Exhibit 3.1

ROSS MILLER
Secretary of State                                        Document Number
206 North Carson Street                                   20091384720
Carson City, Nevada 89701-4298                            Filing Date and Time
(775) 684-5708                                            17/09/2009
Website: secretaryofstate.biz                             Entity Number
                                                          E0504802009-8

                                                          Filed in the office of
                                                          /s/ Ross Miller
                                                          Ross Miller
                                                          Secretary of State
                                                          State of Nevada

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:           KROSSBOW HOLDING CORP.

2. Resident Agent Name &
   Street Address:                CORP 95, LLC
                                  2620 Regatta Dr Suite 102
                                  Las Vegas, NV, 89128

3. Shares:                        Number of Shares with par value: 75,000,000
                                  Par value: $.001
                                  Number of Shares without par value:

4. Name & Address of Board
   Of Directors/Trustees:         Jason Kropp
                                  61-52059 Range Road 220,
                                  Sherwood Park , AB T8E1B9


5. Purpose:                       All lawful business

6. Name, Address & Signature
   of Incorporator:               Mark Williams, A.V.P         /s/ Mark Williams
                                  8040 Excelsior Drive
                                  Suite 200
                                  Madison Wi 53717


7. Certificate of Acceptance      I hereby accept appointment as Resident Agent
   Of Appointment of Resident     for the above named corporation.
   Agent:
                                  /s/ Mark Williams /Sec/CSR          17-09-2009
                                  Authorized Signature of R.A.           Date